SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):   May 18, 1998



                            OSICOM TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                          New Jersey 1-15810 22-2367234
                    (State or other (Commission (IRS Employer
                jurisdiction of File Number) Identification No.)
                                 incorporation)


               2800 28th Avenue, Suite 100, Santa Monica, CA 90405 (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code:(310) 581-4030



                                       N/A
          (Former name or former address, if changed since last report)





Item 1.  Changes in Control of Registrant

                  Not Applicable


Item 2.  Acquisition or Disposal of Assets

                  Not Applicable


Item 3.  Bankruptcy or Receivership

                  Not Applicable


Item 4.  Changes in Registrant's Certifying Accountant

                  Not Applicable


Item 5.  Other Events

                  Attached is a press release issued by the Registrant.


Item 6.  Resignation of Registrant's Directors

                  Not Applicable


Item 7.  Financial Statements and Exhibits

                  (a)      Financial statements of business acquired.

                           Not Applicable

                  (b)      Pro forma financial information

                           Not Applicable

                  (c)      Exhibits

                           Press Release dated May 18, 1998.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      OSICOM TECHNOLOGIES, INC.


                                                  BY: /s/ John H. Gorman
                                                      --------------------------
                                                      JOHN H. GORMAN
                                                      Chief Financial Officer
                                                      Secretary


Dated:  May 18, 1998




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                                     EXHIBIT


                                  Press Release
                              FOR IMMEDIATE RELEASE

Contacts:

Kanti Purohit                                        John Gorman
Constantine Theodoropulos                            Chief Financial Officer
Public Relations                                     Osicom Technologies
Boston Communications Worldwide, LLC                 310.581.4030
617.912.1100                                         jgorman@osicom.com
kpurohit@bcww.com
ctheo@bcww.com


            Osicom Technologies Proposes Rights Offering for NET+ARM


Santa Monica, CA, May 18, 1998 - Osicom Technologies, Inc. (Nasdaq: FIBR), today announced that it is proposing an initial public offering (IPO) of its embedded networking (EN) business unit, which includes the NET+ARM family of networking system-on-silicon products. The IPO would be fully effected through a distribution of common stock purchase rights to the holders of Osicom securities (Rights Offering). The Rights Offering will grant holders of Osicom securities the right to purchase shares of the EN business unit in proportion to their ownership in Osicom's common stock on a fully diluted basis. Any distribution will be subject to a registration statement to be filed with the U.S. Securities and Exchange Commission. The offering will be made only by means of a prospectus.

The EN business unit was created following Osicom's September 1996 acquisition of Digital Products, Inc., the Waltham, Massachusetts-based producer of networking devices. The NET+ARM chip, which resulted from post-acquisition development activity at the Company, is the industry's first complete network connectivity system-on-silicon. NET+ARM makes it easy for manufacturers to network-enable their products by allowing engineers to add Ethernet and Internet connections to their products. Unlike other network solutions, NET+ARM consolidates all the necessary hardware and software subsystems on a single chip, thereby helping manufacturers cut development costs, reduce time-to-market, and simplify the design of network-enabled products. As a result, manufacturers of a wide array of potentially networkable devices are now able to network-enable their products, therefore making possible a new generation of devices and systems connected to Ethernet and the Internet.

The market opportunity for NET+ARM can be understood in the context of the substantial growth of the Internet. Until now, this growth resulted from people-centric networks - people connected to each other and to information rich servers. The emergence of device-centric networks - devices connected to people and to each other - is potentially an order of magnitude larger than current people-centric networks and NET+ARM's technology and products address this developing market.

Since the product was introduced in January, 1998, NET+ARM has been designed into a broad range of OEM applications. These include printers and multi-function peripherals (MFP), industrial automation systems, digital cameras, SOHO routers, test equipment, Internet telephony equipment, utility monitoring equipment, building security equipment and a variety of data communications devices.

"We are very pleased with the development of our embedded networking business and technology," said Par Chadha, Chief Executive Officer of Osicom. "We believe this business has significant potential for growth that will require additional capital. Positioning our business unit to have access to the public capital markets would be advantageous for the unit as well as to Osicom, as it would permit us to focus our resources on the continued development of our other product areas, including transmission and network access technologies. We believe the Rights Offering technique will give Osicom's securities holders the initial opportunity to fund the growth of our embedded networking business and realize the benefits of ownership that otherwise would go to unrelated investors if we were to do a traditional IPO."

About ARM
ARM is a registered trademark of ARM Holdings, PLC.

About Osicom
Osicom Technologies is a leading provider of integrated networking and bandwidth aggregation solutions for enhancing the performance of existing data and telecommunications networks. The Company combines expertise across multiple disciplines to offer fiber transport, remote access, virtual private networking, video switching and transport, and network systems-on-silicon to carrier and enterprise customers. The Company brings value to its customers by offering end-to-end, single vendor solutions as an integrated set. Osicom's offerings feature open architectures, offer complete scalability and fully support industry standards. The Company's flagship products are the GigaMux family of Dense Wavelength Division Multiplexers (DWDM) for short-haul Metro applications, the NET+ARM system-on-silicon for network connectivity, and the IQX-200 family of scaleable Remote Access Servers.

For additional company, product or financial information, visit the Osicom website, www.osicom.com, or call toll free 888-OSICOM8. For calls originating outside the United States, call 301-317-7710.

Except for the historical information contained herein, the matters discussed in this news release are forward-looking statements that involve risks and uncertainties. The forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. As in any IPO, the completion of the proposed IPO is subject to uncertainties and prevailing market conditions. Actual results may differ materially due to a variety of factors, including without limitation the company's ability to develop, produce, and market products that incorporate new technology on a timely basis, that are priced competitively and achieve significant market acceptance; higher expenses associated with the development and marketing of new products; changes in product mix; risks of dependence on third-party component suppliers; inventory risks due to shifts in market demand; the presence of competitors with broader product lines and greater financial resources; intellectual property rights and litigation; needs for liquidity; and the other risks detailed from time to time in the company's reports filed with the Securities and Exchange Commission.

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